Exhibit 99.1

April 21, 2020 2020 Shareholder Meeting

2 Board of Directors Name Age Director Since Principal Occupation Thomas A. Beckett 52 2018 SVP, GC and Secretary of American Public Education, Inc. Tracy Fitzsimmons 53 2005 President of Shenandoah University John W. Flora 65 2008 Attorney and Shareholder of Flora Pettit PC Christopher E. French 62 1996 President and CEO of Shentel Richard L. Koontz, Jr. 62 2006 Vice President of Holtzman Oil Corporation Dale S. Lam 57 2004 President of Strategent Financial, LLC Kenneth L. Quaglio 61 2017 CEO and President of Celerity IT, LLC Leigh Ann Schultz 46 2016 CFO of Streetsense , LLC

3 Proposals 1. Election of directors To elect Tracy Fitzsimmons, John W. Flora and Kenneth L. Quaglio for a three - year term that will expire at the annual meeting of shareholders in 2023 2. Ratification of auditors To ratify the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2020 3. Advisory vote to approve executive compensation To approve, in a non - binding vote, the Company’s named executive officer compensation

4 Safe Harbor Statement This presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward - looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward - looking statements include, without limitation, risks related to the following: q Increasing competition in the communications industry; and q Interruption in or other adverse change to Sprint's business, liquidity or financial conditions; and q Certain provisions of our Sprint affiliate agreement may diminish the value of our PCS business; and □ The pending dispute with Sprint over the resetting of the travel fee; and □ The outcome of negotiations with T - Mobile regarding the future of the Company’s Wireless operations; and □ Changes in other factors, including public health crises, such as pandemics and outbreaks of a contagious disease like the novel coronavirus, either nationally or in the local markets in which we operate . A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward - looking statements as a result of new information or future events or developments.

5 Use of Non - GAAP Financial Measures Included in this presentation are certain non - GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. Management believes these measures facilitate comparisons of our operating performance from period to period and comparisons of our operating performance to that of our peers and other companies by excluding certain differences. Shentel utilizes these financial performance measures to facilitate internal comparisons of our historical operating performance, which are used by management for business planning purposes, and also facilitates comparisons of our performance relative to that of our competitors. In addition, we believe these measures are widely used by investors and financial analysts as measures of our financial performance over time, and to compare our financial performance with that of other companies in our industry.

Jim Volk Sr. VP of Finance and CFO

7 $244.6 $264.6 $260.9 2017 2018 2019 Excluding Travel Travel Revenue 40.% margin 41.9% margin 41.2% margin $612.0 $630.9 $633.9 2017 2018 2019 Excluding Travel Travel Revenue Consolidated Financial Highlights x x Adjusted OIBDA (in millions) Revenue (in millions)

8 $1.33 $0.93 $1.10 2017 2018 2019 $46.5 $93.2 $97.0 2017 2018 2019 Excluding Travel Travel Revenue Consolidated Financial Highlights x x Net Income Per Diluted Share Operating Income (in millions) In 2017, $1.07 of EPS was attributable to a one - time non - cash tax benefit that was recorded principally due to the revaluation of our net deferred tax liabilities as the federal tax rate decreased to 21% from 35%.

9 Net Income Per Diluted Share History (Split Adjusted) x x x $0.38 $0.27 $0.34 $0.61 $0.70 $0.83 ($0.02) $1.33 $0.93 $1.10 -$0.20 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2017 figures break out tax reform impact of $1.05 for comparison

10 Cash Dividend History (per Share, Split Adjusted) x x $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 1960 1962 1964 1966 1968 1970 1972 1974 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 Regular Special

11 Normalized Free Cash Flow and Uses ($ in millions) Normalized Free cash flow is cash provided by operating activities less capital expenditures (excluding Glo Fiber and Fixed Wireless). $76 $129 $139 2017 2018 2019 69% 8% $52 $10 $19 $17 $12 $13 $14 $7 $36 $51 $53 $4 $59 $123 $123 2017 2018 2019 Other Debt Repayments Shares Repurchased Dividends Spectrum Glo Fiber + FW Capex Acquisitions Normalized Free Cash Flow Uses of Free Cash Flow

12 Wireless Financial Highlights ($ in millions) See Appendix for reconciliation of Adjusted OIBDA to Operating Income 42% 48% 47% Revenue Adjusted OIBDA and margin % $443 $450 $443 2017 2018 2019 Excluding Travel Travel Revenue 2% $185 $213 $205 2017 2018 2019 Excluding Travel Travel Revenue 15% 42% 47% 46%

13 $114 $124 $134 $25 $24 $28 $27 $26 $23 $174 $183 $194 2017 2018 2019 Other & equipment RLEC Fiber - enterprise & wholesale Cable residential & SMB 5% 6% Broadband Financial Highlights ($ in millions) See Appendix for reconciliation of Adjusted OIBDA to Operating Income 34% 38% 37% $75 $80 $84 43% 44% 43% 2017 2018 2019 7% 5% Revenue Adjusted OIBDA and margin %

14 Tower Financial Highlights See Appendix for reconciliation of Adjusted OIBDA to Operating Income. 62% 60% 61% $12 $12 $13 2017 2018 2019 1% 6% $8 $7 $8 2017 2018 2019 62% 60% 61% Revenue Adjusted OIBDA and margin %

15 Capitalization – As of 12/31/19 (in millions) $101.7 $75.0 $732.0 Total Debt Total Liquidity Total Debt Available Revolving Line of Credit Cash & Cash Equivalents $176.7 Effective Interest Rate of 3.26% Net Leverage Ratio of 2.48 $29.1 $29.1 $32.8 $167.5 $5.0 $5.0 $5.0 $5.0 $34.1 $34.1 $37.8 $172.5 $5.0 2020 2021 2022 2023 2024 2025 Term Loan A-1 Term Loan A-2 $448.5 Total Debt and Liquidity Debt Maturity See Appendix for the calculation of the net leverage ratio.

Dave Heimbach EVP and COO

17 678,096 723,455 740,958 58,501 71,721 103,236 736,597 795,176 844,194 2017 2018 2019 Phone Devices PCS Postpaid Subscribers Subscribers (year - end) ARPU* * Refer to the Appendix for a reconciliation of Wireless segment revenue to Postpaid ARPU. $45.05 $43.54 $42.08 2017 2018 2019

18 PCS Prepaid Subscribers Subscribers (year - end) ARPU* * Refer to the Appendix for a reconciliation of Wireless segment revenue to Prepaid ARPU. 225,822 258,704 274,012 2017 2018 2018 $39.32 $37.28 $37.83 2017 2018 2019

19 ▪ Contract through November 2029 ▪ Two 10 - year renewals ▪ Upon non - renewal by either party, parties have put/call options for Sprint to acquire the operating assets of our PCS business for 90% of EBV (entire business value) ▪ Contract options if Sprint / T - Mobile merger is closed ▪ New T - Mobile may elect an option to purchase the operating assets of our PCS business for 90% of EBV (entire business value) ▪ If T - Mobile declines purchase option, Shentel may elect an option to purchase the legacy T - Mobile network and subscribers in our service area and incorporate them into our amended affiliate agreement ▪ New T - Mobile may sell or decommission the legacy T - Mobile network and customers in our service area so Shentel becomes the exclusive provider of the new T - Mobile in our service area Contract Term and Sprint Merger Options

20 62,964 58,672 53,673 68,379 75,389 84,045 24,138 29,474 31,380 155,481 163,535 169,098 Q4'17 Q4'18 Q4'19 Video Broadband Voice Broadband Operating Results Revenue Generating Units (RGUs) Average Revenue per Customer* * Refer to the Appendix for a reconciliation of Broadband segment revenue to average revenue per customer relationship. $102.11 $109.85 $114.20 2017 2018 2019

21 Broadband Operating Results Broadband Penetration Broadband Churn 34.0% 37.4% 40.3% 2017 2018 2019 2.12% 2.02% 1.82% 2017 2018 2019

22 Towers 42% 48% 47% Towers Tenants 192 208 225 2017 2018 2019 8% 8% 363 367 404 2017 2018 2019 1% 10%

23 Target Passings * Planned Launch Harrisonburg 10,377 Active Staunton 10,202 Active Front Royal 5,018 Active Winchester 9,407 Active Salem 7,744 1H21 Lynchburg 9,824 1H21 Roanoke 24,742 1H21 Total 77,314 *Target passings defined as Single Family Households (SFU) and single tenant commercial buildings Cable, Fiber, & Fixed Wireless Networks

24 Capital Expenditures (in millions) $82 $80 $72 $40 - $45 $57 $43 $41 $40 - $45 $19 $50 - $55 $6 $3 - $6 $8 $6 $146 $137 $139 $136 - $154 2017 2018 2019 2020 Guidance Other Tower Glo Fiber & Fixed Wireless Broadband* Wireless *Broadband excludes capex for Glo Fiber and Fixed Wireless

Chris French President and CEO

26 Split - Adjusted Stock Price and Value of Original Share x $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 Value of One Original Share of FMTS Split Adjusted Price Per Share Value of One Original FMTS Share 1,440 shares $32.13/ shr 17,280 shares $51.08/shr

27 Questions & Answers

April 21, 2020 2020 Shareholder Meeting

29 Shentel Appendix

30 2017 Adjusted OIBDA by Segment T welve Months Ended December 31, 201 7 (in thousands) Wireless Tower Broadband Other Consolidated Operating income $ 28,532 $ 5,607 $ 36,811 $ (24,440) $ 46,510 Depreciation 112,559 1,885 36,019 600 151,063 A mortization of intangible assets 25,166 778 25,944 OIBDA 166,257 7,492 73,608 (23,840) 223,517 Share - based compensation expense 1,555 24 1,300 701 3,580 Acquisition, integration, & migration expenses 17,252 238 17,490 Adjusted OIBDA $ 185,064 $ 7,516 $ 74,908 $ (22,901) $ 244,587 Total r evenue $ 443,049 $ 12,029 $ 173,980 (17,067) $ 611,991 Adjusted OIBDA margin 41.8% 62.5% 43.1 % N/A 40.0%

31 2018 Adjusted OIBDA by Segment T welve Months Ended December 31, 2018 (in thousands) Wireless Tower Broadband Other Consolidated Operating income $ 88,004 $ 4,843 $ 41,620 $ (41,221) $ 93,246 Depreciation 100,950 2,454 38,140 567 142,111 Amortization of intangible assets 24,117 177 24,294 OIBDA 213,071 7,297 79,937 (40,654) 259,651 Share - based compensation expense — — — 4,959 4,959 Adjusted OIBDA $ 213,071 $ 7,297 $ 79,937 $ (35,695) $ 264,610 Total revenue $ 450,459 $ 12,196 $ 183,120 (14,921) $ 630,854 Adjusted OIBDA margin 4 7.3% 59.8% 43.7 % N/A 4 1.9%

32 2019 Adjusted OIBDA by Segment Twelve Months Ended December 31 , 201 9 (in thousands) Wireless Tower Broadband Other Consolidated Operating income $ 88,541 $ 5,899 $ 42,521 $ (39,915) $ 97,046 Depreciation 96,094 2,025 40,831 593 139,543 Amortization of intangible assets 20,062 — 473 — 20,535 OIBDA 204,697 7,924 83,825 (39,322) 257,124 Share - based compensation expense — — — 3,817 3,817 Adjusted OIBDA $ 204,697 $ 7,924 $ 83,825 $ (35,505) $ 260,941 Total revenue $ 443,390 $ 12,984 $ 193,944 (16,412) $ 633,906 Adjusted OIBDA margin 4 6.2% 61.0% 43.2 % N/A 4 1.2%

33 Normalized Free Cash Flow and Free Cash Flow ($ in thousands) 2017 2018 2019 Net Cash Provided by Operations $222,930 $265,647 $259,145 Less : Capital Expenditures* (146,489) (136,641) (119,954) Normalized Free Cash Flow 76,441 129,006 139,191 Glo Fiber & Fixed Wireless Capital Expenditures - - (18,838) Free Cash Flow $76,441 $129,006 $120,353 Free cash flow and normalized free cash flow are non - GAAP financial measures that, when viewed with our GAAP results, provides a more complete understanding of factors and trends affecting our cash flows. Free cash flow is calculated by subtracting capital expenditures from net cash provided by operating activities. Normalized free cash flow is calculated by subtracting capital expenditures , excluding new services such as Glo Fiber and Fixed Wireless services, from net cash provided by operating activities. We believe they are more conservative measures of our cash flow since purchases of fixed assets are necessary for ongoing operations and expansion. Free cash flow and normalized free cash flow are utilized by our management, investors and analysts to evaluate cash available that may be used to pay scheduled principal payments on our debt obligations and provide further investment in the business. *Excludes capital expenditures for Glo Fiber and Fixed Wireless

34 Net Leverage Ratio ($ in thousands) Q 4 '19 Total Debt $ 7 32,040 Cash 101,651 Total Debt less Cash 630,389 Adjusted OIBDA 63,459 X4 Adjusted OIBDA (last quarter annualized) $ 253,836 Net leverage ratio 2. 48

35 Wireless Average Revenue per User (ARPU) * Average monthly billed revenue per subscriber = (billed revenue*1,000 ) / average subscribers / 12 months ($ in thousands, except subscribers and revenue per subscriber amounts) 2017 20 18 2019 Gross Postpaid Billings $ 393,571 $ 405,101 $ 410,532 Average postpaid subscribers 728,033 775,274 812,907 Average monthly billed revenue per postpaid subscriber * $ 45.05 $ 43.5 4 $ 42.08 Prepaid billings $ 103,161 $ 111,462 $ 121,604 Average prepaid subscribers 218,643 249,137 2 67,855 Average monthly billed revenue per prepaid subscriber * $ 39.32 $ 37.28 $ 37.8 3

36 Broadband Average Revenue Per Customer * Average Revenue Per Customer calculation = (Residential & SMB Revenue * 1,000) / average customer relationships / 12 months ($ in thousands, except customer and per customer amounts) 2017 20 18 20 19 Cable Residential & SMB Revenue $ 114,122 $ 124,072 $ 134,187 Average customer relationships 93,135 94,121 97,920 Average Revenue Per Customer * $ 102.11 $ 109.85 $ 114. 20